                                                                    EXHIBIT 10.2
                               MASTER AGREEMENT
                          AT&T MA Reference No. 11761

---------------------------------------------------------------------------------------------------------------------------
CUSTOMER Legal Name ("Customer")                              AT&T Corp. ("AT&T")
---------------------------------------------------------------------------------------------------------------------------
Netpliance, Inc.                                              AT&T Corp.

---------------------------------------------------------------------------------------------------------------------------
CUSTOMER Address                                              AT&T Address
---------------------------------------------------------------------------------------------------------------------------
7600A Capital of Texas Highway                                55 Corporate Drive
Austin                                                        Room 32B15
Texas    78731                                                Bridgewater, New Jersey 08807
---------------------------------------------------------------------------------------------------------------------------
CUSTOMER Contact                                              AT&T Contact
---------------------------------------------------------------------------------------------------------------------------
Name:  Valerie Walden                                         AT&T Internet Services Contract Management
                                                              Fax Number 800-235-7527
Title:  C.O.O.
Telephone:  512.681.8170
Fax:  512.493.8399
Email:  vwalden@netpliance.net
---------------------------------------------------------------------------------------------------------------------------
CUSTOMER Billing Address
---------------------------------------------------------------------------------------------------------------------------
7600A Capital of Texas Highway
Austin
Texas    78731
---------------------------------------------------------------------------------------------------------------------------

This Agreement consists of this Cover Page, the attached General Terms and Conditions and all Service Attachments ("Attachments") attached hereto or subsequently signed by the parties (collectively, this "Agreement"). Attachments shall include AT&T Service Order Attachments that reference this Agreement and the relevant information in the AT&T Service Guide at http://www.att.com/abs/serviceguide. In the event of conflict between the
-----------------------------------
General Terms and Conditions and any Attachment, the Attachment shall take precedence.

This Agreement shall become effective when signed by both parties and shall continue in effect for as long as any Attachment remains in effect, unless earlier terminated in accordance with the provisions of the Agreement. The term of each Attachment is stated in the Attachment.

As of the effective date of this Agreement, the Attachments are as follows:

==================================================================================================================================
                                                        SERVICE(S) ORDERED
----------------------------------------------------------------------------------------------------------------------------------
[_] AT&T Asynchronous Transfer Mode ("ATM")     [_] AT&T Intrastate Services Agreement       [_] Local Services
Services (Domestic & International)             [_] AT&T Managed Network Solution ("MNS")        [_] AT&T - Single State
[_] AT&T Contract Tariff                            Services                                     [_] AT&T - Multi-State
[_] AT&T Enhanced Announcement Services             [_] Managed Router    [_] FRAD               [_] TCG - Single State
[_] AT&T Frame Relay Plus Service               [_] AT&T Teleconference Service Options          [_] TCG - Multi-State
[_] AT&T International Services (Concert)       [_] AT&T Tariffed Pricing Plan                   [_] TCG-Tariffed Pricing Plan
[X] AT&T Internet Services                      [_] AT&T Wireless Services
==================================================================================================================================

--------------------------------------------------------------------------------
 CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS
  EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND AGREES TO BE BOUND BY
                                     THEM.
--------------------------------------------------------------------------------

CUSTOMER:  Netpliance, Inc.           AT&T CORP.

By:                                   By:
   ----------------------------          -----------------------------
     (Authorized Signature)                (Authorized Signature)


-------------------------------       -------------------------------
(Typed or Printed Name)               (Typed or Printed Name)

Chief Operations Officer
-------------------------------       -------------------------------
(Title)                               (Title)


-------------------------------       -------------------------------
(Date)                                (Date)

--------------------
Portions of this agreement have been omitted pursuant to a confidential treatment request. The omitted portions are indicated by [*****]. The omitted information has been filed separately with the Securities and Exchange Commission.

----------------------------------------------------------------------------------------------------------------------------------
                                                  CPNI Customer Notice and Consent

 You can help us offer you products and services tailored to your needs with a one-stop shopping experience.  If you consent below, we could share your CPNI with groups within AT&T, its affiliates, and third parties to bring to your attention products and services that might interest you.  CPNI (Customer Proprietary Network Information) includes telecommunications services information from your telephone bills or network services records related to the quantity, technical configuration, type, destination and amount, whether long distance, local, and/or wireless.  Under federal law, you have a right and AT&T a duty to protect the confidentiality of CPNI.  You may refuse to allow such use of your CPNI.  This refusal will not affect the services that AT&T provides to you.

 Your signature below approves AT&T's use of your CPNI as described above.  It is valid until revoked.  You may revoke approval at any time by providing written notice to AT&T at the address above.  Your signature acknowledges that you are authorized to sign this consent.

 Customer Signature: ______________________________    Title: ______________________    Date: __________________
==================================================================================================================================
                                                     For AT&T Internal Use Only
Global Strata
-------------
Branch Code:                       Account Group Code:
==================================================================================================================================
Global Strata
-------------
Branch PID:                        Branch Manager:                    Customer ID (CID):
==================================================================================================================================

                         GENERAL TERMS AND CONDITIONS

The following terms and conditions shall apply to the provision and use of the products and services (individually a "Service" and collectively the "Services") provided pursuant to the Attachments.

1.0       DEFINITIONS
1.1 "Affiliate" of a party means any entity that controls, is controlled by or is under common control with such party and, in the case of AT&T, it also means any entity which AT&T has authorized to offer any Service or part of any Service.
1.2 "Content" means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.
1.3 "User" means anyone who uses or accesses any Service purchased by CUSTOMER under this Agreement.

2.0       CHARGES AND BILLING
2.1 CUSTOMER shall pay AT&T for its and Users' use of the Services at the rates and charges specified in the Attachments, without deduction, setoff or delay for any reason, including circumstances arising under any other Attachment. Charges set forth in the Attachments are exclusive of any applicable taxes. CUSTOMER may be required at any time to pay a deposit if AT&T determines that CUSTOMER is not creditworthy or as specified in Section 10.1.
2.2 CUSTOMER shall pay all shipping charges, taxes (excluding those on AT&T's net income) and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent a valid tax exemption certificate is provided by CUSTOMER to AT&T prior to the delivery of Services.
2.3 Payment is due within thirty (30) days after the date of invoice and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. CUSTOMER shall reimburse AT&T for all costs (including reasonable attorney fees) associated with collecting delinquent or dishonored payments. At AT&T's option, interest charges may be added to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law.

3.0       RESPONSIBILITIES OF THE PARTIES
3.1 AT&T shall provide Services to CUSTOMER in accordance with the terms and conditions, and at the charges specified in this Agreement consistent with all applicable laws and regulations.
3.2 CUSTOMER shall assure that its and Users' use of the Services and the Content will at all times comply with all applicable laws, regulations and written and electronic Instructions for use. AT&T reserves the right to terminate affected Attachments, suspend affected Services and/or remove CUSTOMER or Users' Content from the Services if AT&T determines that such use or Content does not conform with the requirements set forth in this Agreement or receives notice from anyone that CUSTOMER's or Users' use or Content may violate any laws or regulations. AT&T's actions or inaction under this Section shall not constitute review or approval of CUSTOMER's or Users' use or Content. AT&T will use reasonable efforts to provide notice to CUSTOMER of any violation or threatened violation of this Section 3.2 when reasonably practicable under the circumstances.

4.0       USE OF INFORMATION
4.1 All documentation, technical information, Software, business information, or other materials that are disclosed by either party to the other in the course of performing this Agreement shall be considered proprietary information ("INFORMATION") of the disclosing party, provided such information is in written or other tangible form that is clearly marked as "proprietary" or "confidential", or is disclosed orally and is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within fifteen (15) business days following the oral disclosure. This Agreement shall be deemed to be AT&T and CUSTOMER INFORMATION. CUSTOMER Content shall be deemed to be CUSTOMER INFORMATION.
4.2 Each party's INFORMATION shall, for a period of three (3) years following its disclosure (except in the case of Software, for an indefinite period): (i) be held in confidence; (ii) be used only for purposes of performing this Agreement (including in the case of AT&T, the ability to monitor and record CUSTOMER transmissions in order to detect fraud, check quality, and to operate, maintain and repair the Services) and using the Services; and (iii) not be disclosed except to the receiving party's employees, agents and contractors having a need-to-know (provided that such agents and contractors are not direct competitors of either party and agree in writing to use and disclosure restrictions as restrictive as this Article 4), or to the extent required by law (provided that prompt advance notice is provided to the disclosing party to the extent practicable).
4.3 The restrictions in Section 4.2 shall not apply to any information that: (i) is independently developed by the receiving party; or (ii) is lawfully received by the receiving party free of any obligation to keep it confidential; or (iii) becomes generally available to the public other than by breach of this Agreement.

5.0       PUBLICITY AND MARKS
5.1 No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.
5.2 Each party agrees not to display or use, in advertising or otherwise, any of the other party's trade names, logos, trademarks, service marks or other indicia of origin (collectively "Marks") without the other party's prior written consent, provided that such consent may be revoked at any time.

6.0       SOFTWARE
6.1 AT&T grants CUSTOMER a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to the Attachments (collectively, the "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software.
6.2 CUSTOMER shall not copy or download the Software, except to the extent expressly provided otherwise in the applicable documentation for the Service or in a writing signed by AT&T. Any copy must contain the same copyright notices and proprietary markings as the original Software.
6.3 CUSTOMER shall assure that its Users comply with the terms and conditions of this Article 6.
6.4 The term of the license granted hereunder shall be coterminous with the Attachment which covers the Software.
6.5 CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software.
6.6 AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of ninety (90) days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the ninety (90) day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

7.0       DISPUTE RESOLUTION
Disputes under this Agreement shall be submitted to binding arbitration, subject to the exceptions and in accordance with the procedures set forth in the AT&T Service Guide.

8.0       FORCE MAJEURE
Neither AT&T nor CUSTOMER shall be liable for any delay, failure in performance, loss or damage due to: fire, explosion, power blackout, earthquake, flood, the elements, strike, embargo, labor disputes, acts of civil or military authority, war, acts of God, acts or omissions of carriers or suppliers, acts of regulatory or governmental agencies, or other causes beyond such party's reasonable control, whether or not similar to the foregoing, except that CUSTOMER's obligation to pay for charges incurred for Services received by CUSTOMER shall not be excused.

9.0       LIMITATIONS OF LIABILITY
9.1 For purposes of Articles 8, 9 and 11 and all other exclusive remedies and limitations of liability set forth in this Agreement or any Attachment "AT&T" shall be defined as AT&T, its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers; and "CUSTOMER" shall be defined as CUSTOMER, its Affiliates, and its and their employees, directors, officers, agents, and representatives; and "Damages" will refer collectively to all injury, damage, liability, loss, penalty, interest and expense incurred.
9.2 EITHER PARTY'S ENTIRE LIABILITY AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR PERFORMANCE OR NON-PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT SHALL BE:
(i) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR A BREACH OF THE PROVISIONS OF ARTICLES 4 OR 5, THE OTHER, PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;
(ii)      FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH IN SECTION
6.6;
(iii)     FOR INDEMNITY, THE REMEDIES SET FORTH IN ARTICLE 11;
(iv) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT OR ANY ATTACHMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE (12) -MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS PAYABLE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE TWELVE (12) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS
SECTION 9.2(iv) SHALL NOT LIMIT CUSTOMER'S RESPONSIBILITY FOR THE PAYMENT OF ANY AND ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT.

9.3 EXCEPT FOR THE PARTIES' ARTICLE 11 INDEMNIFICATION OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
9.4 AT&T ALSO SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR RELATING TO: INTEROPERABILITY, INTERACTION, ACCESS OR INTERCONNECTION PROBLEMS WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES; SERVICE INTERRUPTIONS OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS, EXCEPT AS OTHERWISE PROVIDED IN AN ATTACHMENT OR TARIFF; OR, UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF CUSTOMER'S, USERS' OR THIRD PARTIES' APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS.
9.5 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. EQUIPMENT PROVIDED BY AT&T IN CONJUNCTION WITH A SERVICE IS PROVIDED ON AN "AS IS" BASIS. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.
9.6 THE LIMITATIONS OF LIABILITY SET FORTH IN THIS ARTICLE 9 AND IN ANY ATTACHMENT SHALL APPLY: (i) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE; AND (ii) WHETHER OR NOT DAMAGES WERE FORESEEABLE. THESE LIMITATIONS OF LIABILITY SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDIES PROVIDED IN THIS AGREEMENT.
9.7 This Agreement does not. expressly or implicitly provide any third party (including Users) with any remedy, claim, liability, reimbursement cause of action or other right or privilege.

10.0      TERMINATION
10.1 If a party fails to perform or observe any material term or condition of this Agreement and the failure continues unremedied for thirty (30) days after receipt of written notice, (i) the other party may terminate for cause any Attachment affected by the breach, or (ii) where the failure is a non-payment by CUSTOMER of any charge when due, AT&T may, at its option, terminate affected Attachments, suspend Service under affected Attachments, require a deposit under any or all Attachments as a condition of continuing to provide Services and/or terminate this entire Agreement.
10.2      An Attachment may be terminated immediately upon written notice by:
(i) either party if the other party has violated the other party's Marks, becomes insolvent or involved in a liquidation or termination of its business, files a bankruptcy petition, has an involuntary bankruptcy petition filed against it (if not dismissed within thirty (30) days of filing), becomes adjudicated bankrupt or becomes involved in an assignment for the benefit of its creditors; or (ii) either party due to a material breach of any provision of
Article 4, or AT&T pursuant to Section 3.2 or due to a material breach by CUSTOMER of any provision of Article 6.
10.3 CUSTOMER shall be responsible for payment of all charges under a terminated Attachment incurred as of the effective date of termination.
CUSTOMER shall also be liable to AT&T for Termination Charges, if specified in a terminated Attachment, in the event that AT&T terminates under Section 10.1 or 10.2, or CUSTOMER terminates without cause.
10.4 Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement
10.5 Except as provided under Section 10.1, termination or suspension of an Attachment shall not affect the Services provided or the rights and obligations of the parties under any other Attachment

11.0      INDEMNITY
11.1 AT&T agrees to defend or settle, at its own expense, any third party claim or suit against CUSTOMER alleging that a Service furnished under this Agreement infringes any United States patent, trademark, copyright or trade secret except where the claim or suit arises out of or results from: CUSTOMER's or User's Content in connection with the Service; modifications to the Service made by or combinations of the Service with services or products provided by CUSTOMER or others; AT&T's adherence to CUSTOMER's written requirements; or, use of the Service in violation of this Agreement. CUSTOMER agrees to defend or settle, at its own expense and without prejudice to AT&T or AT&T's continued provisioning of the Service to CUSTOMER or others, all claims or suits against AT&T covered by the exceptions in the preceding sentence and shall immediately cease any activity which gives rise to the alleged infringement. The indemnifying party will also pay all Damages and costs (including reasonable attorneys' fees) that by final judgment may be assessed against the indemnified party due to infringement by the indemnifying party.
11.2 In the event of a claim of infringement for which AT&T is the indemnifying party under Section 11.1, AT&T may at its option either procure the right to continue using, or replace or modify, the alleged infringing Service so that the Service becomes noninfringing and substantially compliant with the requirements in the applicable Attachment. Upon inability to reasonably perform either of the foregoing options, AT&T may terminate the affected Attachment, without liability other than as stated in Section 11.1.
11.3 AT&T grants to CUSTOMER the right to permit Users to access and use the Services, provided that CUSTOMER shall remain solely responsible for the access and use by any User of the Services, and shall defend, indemnify and hold harmless AT&T from and against all Damages, arising out of third party claims and regardless of the form of action, whether in contract, tort, strict liability or otherwise, concerning or relating to: any noncompliance by CUSTOMER or Users with any provision of this Agreement; negligent acts or omissions by CUSTOMER or Users; CUSTOMER's or Users' Content; or any Service failure, defect or outage. CUSTOMER's indemnification obligations do not apply to claims for Damages to real or tangible property or bodily injury or death negligently caused by AT&T.
11.4      With respect to the indemnification obligations in this Article 11:
(i) the indemnified party will notify the indemnifying party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall not affect the indemnity except to the extent the indemnifying party is prejudiced thereby; (ii) the indemnifying party shall have control of the defense or settlement, provided that the indemnified party shall have the right to participate in such defense or settlement with counsel of its own selection and at its sole expense; and (iii) the indemnified party shall reasonably cooperate with the defense, at the indemnifying party's expense.

12.0      BUSINESS DOWNTURN I NETWORK OPTIMIZATION
In the event of a business downturn beyond the control of CUSTOMER, a corporate divestiture, merger, acquisition or significant restructuring or reorganization or network optimization, any of which significantly reduces the volume of Services required by CUSTOMER, with the result that CUSTOMER will be unable to meet its revenue and/or volume commitments under an Attachment, AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative. If the parties reach mutual agreement on an alternative, AT&T will prepare and file any necessary tariff revisions and/or the parties will sign a contractual amendment as applicable. This provision shall not apply to a change resulting from a decision by CUSTOMER to transfer portions of its traffic or projected growth to service providers other than AT&T. CUSTOMER must give AT&T written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by CUSTOMER prior to the time the parties mutually agree to amend or replace the affected Attachment.

13.0      YEAR 2000 COMPATIBILITY
If, as a result of the date change from the year 1999 to the year 2000, the Services provided under an Attachment fail to perform in accordance with AT&T's published specifications for such Services, in a way that is material and adverse to CUSTOMER, AT&T will take reasonable steps to correct such failure, at no additional cost to CUSTOMER, as CUSTOMER's exclusive remedy. AT&T is not responsible for any failures caused by. (i) a connecting carrier; (ii) use of the Services with any products, data or services that are not themselves Year 2000 Compliant; (iii) the CUSTOMER or Users; or (iv) the failure of power, equipment, services or systems not provided by AT&T.

14.0      GENERAL PROVISIONS
14.1 Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties. A waiver by either party of any breach of this Agreement shall not operate as a waiver of any other breach of this Agreement
14.2 This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may, without the other party's consent, assign this Agreement or any Attachment to a present or future Affiliate or successor, provided that any such assignment by CUSTOMER shall be contingent upon AT&T determining the assignee to be creditworthy and in compliance with any eligibility criteria for the Services. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work.
14.3 If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall promptly begin negotiations to replace invalid or unenforceable portions that are essential parts of this Agreement,
14.4 Any initial demand for arbitration pursuant to Article 7 and any legal action arising in connection with this Agreement must begin within two (2) years after the cause of action arises.
14.5 All notices under this Agreement shall be in writing and either mailed by certified or registered mail, postage prepaid return receipt requested, sent by express courier or hand delivered and addressed to each party at the address set forth on the Cover Page of this Agreement or, if the notice relates to a specific Attachment, the address set forth in such Attachment, or, in any case, such other address as a party designates in writing.
14.6 State law issues concerning construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York excluding its choice of law rules. The United Nations Convention on Contracts for International Sale of Goods shall not apply.
14.7 The respective obligations of CUSTOMER and AT&T, which by their nature would continue beyond the termination or expiration of any Attachment or this Agreement including, without limitation, the obligations regarding confidentiality, publicity and marks, limitations of liability and dispute resolution, shall survive termination or expiration.
14.8 This Agreement creates an independent contractor relationship between the parties and neither party's employees or contractors shall be considered employees, contractors, partners or agents of the other party.
14.9 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES TO BE PROVIDED HEREUNDER. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, CONCERNING SUCH SERVICES OR THE RIGHTS AND OBLIGATIONS RELATING TO THOSE SERVICES. THIS AGREEMENT SHALL NOT BE CONTRADICTED, EXPLAINED OR SUPPLEMENTED BY ANY WRITTEN OR ORAL STATEMENTS, PROPOSALS, REPRESENTATIONS, ADVERTISEMENTS, SERVICE DESCRIPTIONS OR CUSTOMER PURCHASE ORDER FORMS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT OR AN ATTACHMENT.

                                                   AT & T MA Reference No. 11761

                                  ADDENDUM TO
                               MASTER AGREEMENT

This is the Addendum to Master Agreement 11761 by and between Netpliance ("CUSTOMER"), a Delaware corporation having a place of business at 7600A Capital of Texas Highway, Austin TX 78731 and AT&T Corp., a New York corporation ("AT&T"), with offices at 55 Corporate Drive, Bridgewater, NJ 08807, on behalf of itself and its affiliates.

CUSTOMER and AT&T hereby agree to the following modifications to the General Terms and Conditions of the Master Agreement:

1.  Article 2.0 - CHARGES AND BILLING
    ---------------------------------

Section 2.1 is modified by adding the following, "except for amounts not yet due because they are disputed in good faith" after the word, "reason"

Section 2.1 is further modified by adding "AT&T acknowledges that CUSTOMER is creditworthy on the effective date of this Agreement." after the last sentence.

Section 2.3 is deleted in its entirety and is replaced with the following, "Payment is due within thirty (30) days after the date of invoice, except for amounts disputed in good faith, and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. CUSTOMER shall reimburse AT&T for all reasonable costs associated with collecting delinquent or dishonored payments. At AT&T's option, interest charges may be added to any undisputed past due amounts at the lower of 1.5% per month or the maximum rate allowed by law. Charges shall be considered past due, if not paid in full within thirty (30) days after the date of receipt of an invoice, except that, in the event of a bona fide dispute over a charge specifically identified by CUSTOMER through written notice to AT&T, payment of the identified charge will not be considered past due and no interest will be charged for non-payment of such disputed charges pending investigation by AT&T. Upon completion of AT&T's investigation, AT&T will advise and consult with CUSTOMER concerning the results of the investigation and will make such adjustments as the parties, acting reasonably and in good faith, agree are reasonably appropriate under the circumstances. Payment of any disputed charges that are determined by AT&T to be correct as a result of such investigation and consultation shall be considered past due if not paid in full within thirty (30) days after completion of the foregoing process."

2.  Article 3.0 - RESPONSIBILITIES OF THE PARTIES
    ---------------------------------------------

Section 3.2 is deleted in its entirety and is replaced with the following words, "CUSTOMER shall use commercially reasonable efforts to assure that its and Users' use of the Services and the Content will at all times comply with all applicable laws, regulations and written and electronic instructions for use. AT&T reserves the right to terminate affected Attachments, suspend affected Services and/or remove CUSTOMER or Users' Content from the Services if AT&T reasonably determines that such use or Content does not conform with the requirements set forth in this Agreement or receives notice from anyone that CUSTOMER's or Users' use or Content may violate any laws or regulations. AT&T's actions or inaction under this Section shall not constitute review or approval of CUSTOMER's or Users' use or Content. AT&T will use reasonable efforts to provide written notice to CUSTOMER of any violation or threatened violation of this Section 3.2 when reasonably practicable under the circumstances."


3.  Article 4.0 - USE OF INFORMATION
    --------------------------------

                               AT&T PROPRIETARY

Section 4.1 is modified by adding "written" after "advance" in the last sentence.

4.  Article 6.0 - SOFTWARE
    ----------------------

Section 6.3 is deleted in its entirety and is replaced with the following, "CUSTOMER shall use reasonable business efforts to ensure that its Users comply with the terms and conditions of this Article 6.

5.  Article 7.0 - DISPUTE RESOLUTION
    --------------------------------

Article 7.0 is deleted in its entirety and is replaced with "THIS SECTION IS INTENTIONALLY LEFT BLANK."

6.  Article 10.0 - TERMINATION
    --------------------------

Section 10.1(ii) is modified by adding "except those charges not yet due because they are disputed in accordance with Section 2.3 above" after the word "due".

Section 10.3 is modified by adding "except those charges not yet due because they are disputed in accordance with Section 2.3 above" after "charges" in the first sentence.

7.  Article 12.0 - BUSINESS DOWNTURN / NETWORK OPTIMIZATION
    -------------------------------------------------------

Article 12.0 is modified by deleting "significant" in the 2/nd/ line, first sentence.

8.  Article 14.2 - GENERAL PROVISIONS
    ---------------------------------

Section 14.2 is modified by adding "reasonably" before "determining" in the first sentence.

Except as modified herein, the terms of the Master Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, AT&T and CUSTOMER have caused this Addendum to be executed by their duly authorized representatives.

CUSTOMER: Netpliance                     AT&T CORP.


By:                                      By:
   ------------------------------           -----------------------------
     (Authorized Signature)              (Authorized Signature)


---------------------------------        --------------------------------
(Typed or Printed Name)                  (Typed or Printed Name)


---------------------------------        --------------------------------
(Title)                                  (Title)


---------------------------------        --------------------------------
(Date)                                   (Date)


                               AT&T PROPRIETARY

                            AT&T Internet Services

                                  Cover Page

-------------------------------------------------------------------------------------------------------------------------
CUSTOMER Legal Name                         AT&T Corp. ("AT&T")                           AT&T Sales Representative Name
-------------------------------------------------------------------------------------------------------------------------
Netpliance, Inc.                            AT&T Corp.                                    Stephen Laphen
                                            55 Corporate Drive
                                            Room 32B15                                    Email: slaphen@att.com
                                            Bridgewater, New Jersey 08807                 Telephone: 512.407.1774
-------------------------------------------------------------------------------------------------------------------------
CUSTOMER Information                        AT&T Authorized Agent Info. (if applicable)   AT&T Sales Rep. Address
-------------------------------------------------------------------------------------------------------------------------
Address:                                    Name: Scott Foster                            1016 La Posada, Suite 120
7600A Capital of Texas Highway              Company Name: Computer - Solution
                                                                                          Austin, Texas 78752
Austin, Texas 78731                         8 Lost Meadow
                                            Austin, Texas 78731
Telephone: 512.681.8170                                                                   Branch Manager: Gayann Reynolds
                                            Telephone: 512.261.1149                       Sales Strata: Growth
                                            Email: sfoster@att.net                        Sales Region: Southern
                                            Agent Code: 5621
-------------------------------------------------------------------------------------------------------------------------

This Attachment to the AT&T Master Agreement dated July 28th, 2000 between Customer and AT&T Corp. ("Agreement") covers the below identified AT&T Internet Services ("Services") and is an integral part of the Agreement. This Attachment is effective when signed by Customer and accepted in writing by AT&T ("Effective Date").

As of the Effective Date, the Services are as follows:

[_] AT&T Business Internet Service  [X] AT&T Private Label Dial ISP  [_] AT&T Private Label Virtual ISP

   *These Services are ancillary to, and MUST be accompanied by, an AT&T Web
                           Site Services Attachment.

                                  Page 4 of 4
                               AT&T PROPRIETARY

                     AT&T PRIVATE LABEL DIAL ISP SERVICES
                              Service Description

1.  SERVICE OVERVIEW

The "Service" is AT&T Private Label Dial ISP Services, a value-added service providing dial-up access to AT&T's Internet Protocol ("IP") network and other value added features and options. The Service consists of the following:

 . Dial access for Customer and its Users to AT&T's managed IP network at various points of presence ("POPS")

 .  A RADIUS interface to enable Customer to authenticate its Users

 . Routing of Customer's and its Users' IP traffic to and from the Internet and other IP networks accessible from AT&T's IP network, including value-added IP services that Customer elects to provide

 .  Support for a single domain name

 .  Usage information and call detail records

 .  Service reports

 .  Network care

 .  Implementation support

The Service includes physical and encryption-based security for the AT&T systems that use and store critical billing and management information for the Service, but does not offer any software or security facilities, firewalls, or filters between Users and the Internet.

2.  SERVICE FEATURES

2.1  Accessibility

The Service is accessible to Users only in the following countries
("Territory"):

 .  United States (50 states and the District of Columbia and Puerto Rico.

The Service is generally available for access 24 hours per day, 7 days per week, except for scheduled maintenance. Scheduled maintenance is currently performed on Sunday mornings from 03:15 am to 04:45 am, Eastern Time; AT&T may change the time at which scheduled maintenance is performed on notice to Customer. AT&T reserves the right to interrupt access to the Service as needed to perform emergency maintenance.

2.2  Points of Presence

The Service provides analog (V.34/V.90) and digital (ISDN) dial-up access at a number of POPs in the Territory. Not all connectivity options are available at all POPs. The telephone numbers and connectivity options of the POPs are available at ftp://ftp.prserv.net/pub/dialtone/phonewsr.1st, or at such other
             ----------------------------------------------
address as AT&T may specify by notice. AT&T will from time to time and in its sole discretion determine the locations, telephone numbers, connectivity options, and capacities of the POPs.

In the United States, the Service also provides 8xx telephone numbers for V.34/V.90 and ISDN access.

2.3  Call Detail Records

Each month, AT&T will provide Customer with call detail records ("CDRs") of its Users' use of the Service during the previous month. CDRs may be provided electronically, via e-mail or otherwise.

2.4  Network Usage Reports

Each month, AT&T will provide Customer with Service network usage reports. Network Usage reports may be provided electronically, via e-mail or otherwise.

2.5.  Network Operations and Service

a.  Network Support

The Network Operations Center ("NOC") for the Service will perform proactive operations support and troubleshooting of network and service infrastructure and provide pro-active monitoring of service levels and problem diagnosis and resolution.

Before the Implementation Completion Date, AT&T will provide Customer with a standard NOC interface agreement which specifies, among other things, procedures for communicating with the NOC, problem severity levels, and escalation procedures.

Customer may contact the NOC for support by 8xx number, AT&T WEB Site and email. The NOC will only support and accept calls from Customer and will not accept calls, provide trouble assistance, or interface in any manner with parties other than Customer, regardless of whether such parties have purchased services from Customer. All communications with Customer will be in the English language.

b.  Network Status Information

AT&T provides network status information at www.attbusiness.net/netstatus, or at
                                            -----------------------------
such other address as AT&T may specify by notice.

3.  IMPLEMENTATION

During implementation of the Service, AT&T will provide Customer with documentation and configuration assistance to establish proper communication between Customer's RADIUS server and AT&T's RADIUS Interface Gateway.

During implementation, AT&T and Customer will cooperate to:

 .  Develop a test and turn-up project plan

 .  Carry out the agreed project plan

4.  CUSTOMER REQUIREMENTS

During the Service Period, Customer must provide the following in connection with the Service:

 . Dedicated access (TI minimum, using AT&T facilities) from Customer's RADIUS server to the AT&T IP network to support RADIUS authentication, and to support Customer's IP value-added services offered to Users

 . Deploying and managing a RADIUS saver that complies with RFC 2138. and 2139 standards, and related systems (including the User authentication database)

 . Ordering, registration, provisioning (including all client software), billing, and support for its Users

 .  The domain name to be used for User login IDs

 . All IP value-added services Customer chooses to offer to its Users (eg, mail, personal web page hosting, chat, net news)

 . All security for its services and systems used or accessible in connection with the Service

 . Blocking concurrent access by Users with the same case-sensitive User ID required for per-user pricing, optional for usage-based pricing, see section 4.E of this Attachment.

 . Testing of all Customer-provided and third party software and services for compatibility with the Service (including new or modified versions throughout service period)

 .  Single point of contact for network support

 . Name, brand, and marks to identify the Service (Customer may not use AT&T's name or marks in connection with the Service)

 .  Accurate and timely forecasts of anticipated use

 .  All SMTP gateway addresses used with the Service

 .  E-mail address to receive billing reports

 .  Executed standard AT&T NOC Interface Agreement

 .  An updated list of access numbers for its Users

 . Correct and complete Postal Mailing Address for invoices, including person or department if applicable


                                  Page 1 of 1
                               AT&T PROPRIETARY

AT&T Private Label Dial ISP Services

                              Service Attachment
Netpliance/Customer Pricing (AMS) Custom Terms (DB-07-13)   DISP CONTRACT#______

-------------------------------------------------------------------------------------------------------------------------------
Customer Name:                             Master Agreement Ref No:  Type of Service:      Initial Service Period:
Netpliance                                 ______________________    AT&T Private Label    Three Years
7600 A Capital of Texas Highway                                      Dial ISP Services
Austin, Texas 78731

512.681.8170
-------------------------------------------------------------------------------------------------------------------------------

This Attachment consists of the following Sections 1-6, Appendix A, Appendix B, and the Service Description (as defined in Section 1) (collectively, this "Attachment"). This Attachment, together with the AT&T Master Agreement to which it is attached ("Agreement"), sets forth the terms on which AT&T will provide AT&T Private Label Dial ISP Services to Customer during the term of this Attachment ("Service"). Capitalized terms not defined in this Attachment are defined in the Agreement.

1.  SERVICE

A current description of the Service is contained in the AT&T Private Label Dial ISP Services Service Description ("Service Description"), a copy of which Customer acknowledges having received. AT&T may, from time to time on 30 days' written notice, change the Service as described in the Service Description and provided to Customer under this Attachment.

2.  EFFECTIVE DATE AND SERVICE PERIOD

A. This Attachment is effective when the AT&T Internet Services Cover Page specifically referencing this Attachment is signed by Customer and accepted in writing by AT&T ("Effective Date"). This Attachment will continue in effect until Service to Customer has been terminated under this Section 2.

B. AT&T will provide written confirmation to Customer when the Service has been implemented in all material respects, in accordance with the Implementation Checklist attached hereto as Appendix B, and is operational for Customer ("Implementation Completion Date). Within five days after receiving AT&T's written confirmation, Customer will notify AT&T in writing of the date on which the Service will be made available to Users ("First Service Date"), which date shall be not more than 15 days after the date of AT&T's written confirmation. Customer may use or access the Service prior to the First Service Date pursuant to the pricing, and the terms and conditions set forth in this Agreement, however such usage, if any, shall not be included to retire commitments that apply during the Initial Service Period or any Renewal Service Period. The "Initial Service Period" begins on the First Service Date and continues for the period specified in the box at the top of this page, unless extended under Appendix A or by mutual agreement. In all circumstances the Initial Service Period will be extended, if necessary, to the last day of the month in which the Initial Service Period would otherwise end.

C. After the Initial Service Period, this Attachment will continue in effect for additional consecutive one (1) year Renewal Service Periods only if Customer gives written notice of renewal to AT&T at least 60 days prior to the expiration of the Initial Service Period or the then current Renewal Service Period. Otherwise, this Attachment shall continue in effect on a month to month basis, until terminated by either party giving the other 60 days prior written notice of termination.

D. Customer may at any time during the initial Service Period or any Renewal Service Period terminate Service on 60 days' written notice to AT&T and payment of the Early Termination Fee specified in Appendix A.

E. If the First Service Date does not occur within three months after the Effective Date for any reason other than AT&T's fault or a force majeure, AT&T may terminate this Attachment on 30 days' written notice to Customer and may immediately invoice Customer for the Early Termination Fee.

3.  PRICING AND INVOICING

A.  The pricing for the Service is specified in Appendix A.

B. Payment of the Dial ISP implementation charge ("Implementation Charge") is due on or before the Effective Date of this Attachment. Each month, AT&T will invoice Customer for recurring fees and charges incurred during the preceding month. If the first month of Service is not a full month, any fixed recurring charges for that month will be prorated based on actual days in the month.

C. If Customer terminates Service under Section 2.D, or if AT&T terminates this Attachment under Sections 2.E, 4.B or for Customer's breach, AT&T may immediately invoice Customer for the Early Termination Fee.

4.  RESPONSIBILITIES OF THE PARTIES

A. AT&T will make its best commercially reasonable efforts to make the Service available to Customer as described in the Service Description.

B. Within five days after the Effective Date, Customer will provide AT&T with a forecast of its anticipated hours of use of the Service, by access city, for each of the first six months that the Service is anticipated to be available. Not later than the 15th day of each month after the First Service Date for the duration of this Agreement, Customer will provide AT&T with a forecast of its anticipated hours of use of the Service, by access city, for each of the following six months. Customer will make its best commercially reasonable efforts to provide accurate forecasts, basing each forecast on the best information then available to Customer (including information pertaining to planned promotional activities) and reasonable assumptions. AT&T will provide an electronic template that Customer must use to submit its forecasts; AT&T may from time to time change that template if capacity is an issue. AT&T may take up to 90 days to build network resources in any of the forecast cities before Customer may begin boarding new subscribers for that given city. Customer is encouraged to use actual usage data to revise forecasts for accuracy. If Customer fails to provide a forecast in accordance with this paragraph AT&T shall first give Customer prior written notice and a 10 day period to cure any such forecasting deficiencies. Thereafter, if Customer fails to provide a forecast in accordance with this paragraph, AT&T may then suspend the Service as a first measure or terminate this Attachment as a second measure and may immediately invoice Customer for the Early Termination Fee.

C. Customer is responsible for marketing to and selecting the Users that Customer permits to subscribe to the Service.

D. Customer acknowledges that its and its Users' ability to access the Service is dependent on Customer's RADIUS server and related systems. Users who for any reason are not authenticated by Customer's RADIUS server will be denied access to the Service. Customer is solely responsible for providing backup systems and communications links to the. extent it deems prudent.

E. Each concurrent User session must be under a unique User ID. User ID's are case sensitive. A User ID with the same characters, one or more of which is in a different case, will be considered individual and unique User lD's. Customer agrees that it is responsible, either directly or through its Intermediate Resellers, for prohibiting multiple concurrent sessions under the same User ID. Breach of this Section 4.E is a material breach of this Attachment.

F. Customer shall bear all sales, use, and excise taxes, duties, levies, and other similar charges (including any related interest and penalties but excluding taxes based upon AT&T's net income or net worth) however designated, imposed as a result of the existence or operation of this Agreement. If Customer is exempt from any tax, duty, levy or similar charge, Customer shall provide AT&T with all required documentation necessary to establish Customer's exempt status.

G. AT&T will not directly provide support to nor interact with any User. Customer is responsible for (i) selecting the Users that Customer permits to access the Service; (ii) ordering, registration, provisioning (including all


                                  Page 1 of 5
                               AT&T PROPRIETARY

AT&T Private Label Dial ISP Services

                              Service Attachment

Netpliance/Custom Pricing AMS Custom Terms (DB - 07 - 13)   DISP Contract #_____

client software), training and support for its Users; (iii) billing and collecting any amounts Customer elects to charge its Users in connection with the Service, including applicable taxes as identified by Customer; (iv) resolving all third party complaints concerning Users; and (v) implementing with its Users appropriate terms, conditions, and measures to ensure that all Users comply with the terms and conditions of the Agreement and this Attachment, and that AT&T's liability to each User is limited to the same extent that AT&T's liability to Customer is limited under the Agreement and this Attachment. If Customer fails to comply with item (v), Customer shall indemnify AT&T against any claims that would have been foreclosed had Customer complied with that item.

H. Customer is responsible for its Content and that of any of its Users (including any Content hosted by Customer or any User on behalf of third parties). Customer acknowledges that it has read and agrees to be bound by AT&T's Acceptable Use Policy ("AUP"). The AUP, as it may be revised from time to time, is published at www.ipservices.att.com/policy.html or at such other
                      ----------------------------------
address as AT&T may specify by notice. The potential consequences of violating the AUP are described in the AUP, but include filtering, blocking, or removing Content, and suspension or termination of affected services. A violation of the AUP is also a material breach of this Attachment.

I. To the extent deemed necessary by Customer or as reasonably requested by AT&T, Customer shall implement security procedures and controls necessary to limit access to the Service to Customer's authorized Users and shall maintain facilities and procedures external to the Service for reconstruction of lost or altered files, data, or programs.

J. All IP addresses, domain names, and telephone numbers made available by AT&T on Customer's behalf in connection with the Service shall at all times remain the property of AT&T or its suppliers and shall be nontransferable, and Customer shall have no right to use such IP addresses or telephone numbers upon termination or expiration of this Attachment.

K. Customer must market and sell the Service under Marks it owns or licenses. Customer may not use AT&T's Marks in any way in connection with the Service.

L. Customer must at its expense provide the services and other items specified as its responsibility in the Service Description.

M. Customer agrees that its Users may not resell the Service or otherwise make the Service available to third parties for value. Without limitation, Customer agrees that it will not knowingly market or sell the Service to ISPs or other resellers or remarketers.

5.   DISCLAIMER AND LIMITATION OF LIABILITY

A. PRODUCTS OR SERVICES SOLD OR PROVIDED UNDER ANOTHER CONTRACT OR TARIFF ARE GOVERNED SOLELY BY THE TERMS OF THAT CONTRACT OR TARIFF, INCLUDING ANY WARRANTIES, GUARANTIES, OR OTHER OBLIGATIONS OF AT&T LINDER THAT CONTRACT OR TARIFF.

B. AT&T SHALL NOT BE RESPONSIBLE FOR: (i) SERVICE IMPAIRMENTS CAUSED BY ACTS WITHIN THE CONTROL OF CUSTOMER, ITS AGENTS, SUBCONTRACTORS, SUPPLIERS, LICENSEES, OR USERS; (ii) INTEROPERABILITY OF SPECIFIC CUSTOMER APPLICATIONS;
(iii) INABILITY OF CUSTOMER OR ANY USER TO ACCESS OR INTERACT WITH ANY OTHER SERVICE PROVIDERS, NETWORKS, USERS, OR INFORMATIONAL OR COMPUTING RESOURCES THROUGH THE INTERNET; (iv) INTERACTIONS WITH THIRD PARTIES THROUGH THE INTERNET;
(v) SERVICES OR EQUIPMENT PROVIDED BY THIRD PARTIES; OR (vi) PERFORMANCE IMPAIRMENTS CAUSED ELSEWHERE ON THE INTERNET. AT&T SHALL NOT BE LIABLE FOR UNAUTHORIZED ACCESS BY THIRD PARTIES TO CUSTOMER'S OR ITS USERS' OR THIRD PARTIES TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT, LOSS, OR DESTRUCTION OF CUSTOMER'S OR ITS USERS' OR A THIRD PARTY'S NETWORK, SYSTEMS, APPLICATIONS, DATA FILES, PROGRAMS, PROCEDURES, OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD.

6.   GENERAL

A. Unless expressly stated to the contrary, in this Attachment all references to months are to calendar months, all references to quarters are to calendar quarters, and all references to days are to calendar days.

B. AT&T will collect and generate information concerning Customer's Users in the course of providing the Service to them. Customer grants AT&T the right to access and use that User information for support, network monitoring and planning, and. otherwise to fulfill AT&T's obligations under this Attachment. In addition, AT&T may create and use aggregate statistical information relating to Customer's Users' use of the Service so long as that statistical information is not identifiable to Customer or its Users.

C. Nothing in this Attachment shall create or vest in Customer any right, title, or interest in the Service, other than the right to use the Service under the terms and conditions of this Attachment.

D. AT&T's performance obligations under this Attachment shall be solely to Customer, and not to any User or other third party. Other than as expressly set forth herein, this Attachment shall not be deemed to provide Users or other third parties with any remedy, claim, right of action, or other right.

E. Customer and AT&T are both independent contractors. Neither party is agent, legal representative, partner, joint venture, franchisee, employee, or servant of the other party for any purpose.

F. If Customer is in the Commonwealth of Puerto Rico or the United States Virgin Islands, AT&T shall immediately assign this Attachment to AT&T Global Communications Services Inc., and Customer consents to that assignment.

G. Customer understands that the Service (including Internet use) may require registrations and related administrative reports that am public in nature.

________________________________________________________________________________
END_____________________________________________________________________________

                                  Page 2 of 5
                               AT&T PROPRIETARY

                                  Appendix A
              AT&T Private Label Dial ISP Services Price Schedule

Netpliance/Custom Pricing (AMS)                       DSP Contract #___________

1.   Implementation Charge

The Dial ISP implementation charge ("Implementation Charge") is (*****). The Implementation Charge is not refundable for any reason, whether upon termination or cancellation of this Attachment or otherwise.

2.   Monthly Access Charges

A.   Pricing Selections
     ------------------

1.        Pricing Method (must choose one):

               [X] Per-user pricing
               [_] Usage-based pricing

If Customer has not selected one of the above Pricing Methods prior to the Effective Date of this Attachment, usage-based pricing shall apply.

2.        Monthly Commitments (must choose one only):

          If Per User Pricing selected:

               [X] (*****) Users

          If Usage-based Pricing selected:

               [_] (*****) Usage Hours
               [_] (*****) Usage Hours
               [_] (*****) Usage Hours
               [_] (*****) Usage Hours
               [_] (*****) Usage Hours
               [_] (*****) Usage Hours
               [_] (*****) Usage Hours

If Customer has not selected one of the above Monthly Commitments prior to the Effective Date of this Attachment, the lowest commitment specified above for the applicable Pricing Method shall apply.

The initial pricing of the Service is based on the Pricing method and commitment selected by Customer. At any time during the Initial Service Period or a Renewal Service Period, Customer may by written notice request a higher commitment from AT&T's standard tables of Pricing and commitments for the Service, which AT&T will provide to Customer on request.

The pricing described above applies during the Initial Service Period and Renewal Service periods. However, for Service provided during Renewal Service Periods, AT&T may at its option notify Customer that Pricing will correspond to the lowest commitment for AT&T's then-current standard usage-based pricing table; otherwise, pricing will be determined as it was during the last month of the Service Period.

B.   Per-User Pricing
     ----------------

The Dial ISP Monthly Access Charge using per-user pricing is determined as follows:

"Billing Month" means a one month period with respect to which AT&T bills Customer for the Service. The first Billing Month ends on the last day of the month that includes the First Service Date.

"Unique User" means a User who accesses the Service with a unique User ID provided by Customer, consistent with section 4.E of this Attachment

"Total Unique Users" means the aggregate number of Unique Users who access the Service during a Billing Month. A Unique User who accesses the Service more than once during a Billing Month is counted only one time when determining the Total Unique Users for the Billing Month.

Section 1

A. The price in the right hand column of the Table I below shall apply in the billing month following the billing month in which Customer met or exceeded the corresponding threshold in the left-hand column. Such price shall apply on a going forward basis for so long as Customer satisfies the corresponding threshold requirement.


                                 Table 1
                ----------------------------------------------
                                      Price Per Unique User
                     Customer's             Per Month
                  User Commitment            3-Year
                                         Service Period
                                             (*****)
                                          of Usage per
                                      Subscriber per month
                --------------------------------------------
                      (*****)                (*****)
                --------------------------------------------

B. Table IA below constitutes Customer's "Ramp Commitments" during this agreement.

                                  Table 1A
                               Ramp Commitment
           --------------------------------------------------------
              Ramp Commitment Date           Minimum Unique User
                                                 Commitment
           --------------------------------------------------------
                    12/31/2000                     20,000
           --------------------------------------------------------
                    03/31/2001                    100,000
           --------------------------------------------------------
                    09/30/2001                    140,000
           --------------------------------------------------------
                    03/31/2002                    200,000
           --------------------------------------------------------

The Base Monthly Charge per Unique User will be (*****) unless Customer reaches any of the levels contained in Table 1. Should this occur, then the price per Unique User shall be determined according to the prices in Table 1, under the guidelines in section 1a, above. Otherwise in any month in which Customer's Unique Users is below the thresholds in Table 1 above, the terms in the paragraph 1.C below shall apply.

C. If Customer fails to meet any of the above Ramp Commitments by the relevant Ramp Commitment Date, then Customer shall be charged a monthly Price per Unique User of (*****) for the entire Minimum Unique User Commitment in question ("Failure Charge"). The Failure Charge shall be in effect for any month after the relevant Ramp Commitment Date in which the Minimum Unique User Commitment for the Ramp Commitment Date in question is not met. By way of illustration only, should Customer have 18,000 Unique Users for the month of January 2001, the Customer shall be charged (*****) for its Unique Users for January, 2001 and for any other month until March 2001 in which Customer does not achieve 20,000 or more Unique Users.

In addition to the Base Monthly Charge, there are three usage-based Monthly Surcharges, determined as follows:

The duration of each Dial ISP access session is recorded in increments of 3.6 seconds, with any fractional portion of 3.6 seconds rounded up to the next 3.6 second increment. The minimum recorded time per session is 3.6 seconds. Dial ISP access sessions are then aggregated during each Billing

[*****=information that has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.]


                                  Page 3 of 5
                               AT&T PROPRIETARY

                                  Appendix A
              AT&T Private Label Dial ISP Services Price Schedule

Netpliance/Custom Pricing (AMS)                       DSP Contract #___________


Month by the following types of connectivity: local V.34/V.90; 8xx; and ISDN.

The Monthly Surcharge for all 8xx connectivity is equal to the aggregate session time for that connectivity multiplied by (*****) per hour.

The Monthly Surcharge for all ISDN connectivity is equal to the aggregate session time for that connectivity multiplied by (*****) per B channel per hour.

The hourly surcharge per Subscriber is (*****) per hour after the (*****) of V.34/V.90 connectivity per month. If a Subscriber uses more than (*****) of the service in a month, the applicable Monthly Surcharge for the Subscriber is the number of hours by which Subscriber exceeded the (*****) multiplied by (*****). The Total Monthly Surcharge is the sum of all such individual Monthly Surcharges incurred in that particular month.

The total Dial ISP Monthly Access Charge is equal to the Base Monthly Charge plus all of the Monthly Surcharges.

C.   Usage-Based Pricing
     -------------------

The Dial ISP Monthly Access Charge using usage-based pricing is determined as follows:

The duration of each Dial ISP access session is recorded in increments of 3.6 seconds, with any fractional portion of 3.6 seconds rounded up to the next 36 second increment. The minimum recorded time per session is 3.6 seconds. Dial ISP access sessions are then aggregated by the following types of connectivity: local V.34/V.90; 8xx; ISDN; and the aggregate of all usage regardless of the type of connectivity.

The Base Monthly Charge for each of the first three billing months following the First Service Date consists of three components:

     . The aggregate access session time for local V.34/V.90 connectivity multiplied by the respective price corresponding to Customer's Hour Commitment in the applicable table below

     . The aggregate access session time for local ISDN connectivity multiplied by the respective price corresponding to Customer's Hour Commitment in the applicable table below

     . The aggregate access session time for 8xx connectivity multiplied by (*****) per hour

The Base Monthly Charge for the fourth billing month following the First Service Date and each succeeding billing month consists of the same three components as above, except that the local V.34/V.90 aggregate access session time is first adjusted by adding the number of hours, if any, by which Customer's Hour Commitment exceeds the aggregate of all usage regardless of the type of connectivity for that month.



                         Table 2
 --------------------------------------------------------
                            2 Year Service Period
                    -------------------------------------
                                           Local ISDN
                    Local V.34/V.90       Access Price
   Customer's         Access Price           Per B
 Hour Commitment        Per Hour        Channel Per Hour
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------
      (*****)            (*****)             (*****)
---------------------------------------------------------

[*****=information that has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the ommitted portions.]

                                  Page 4 of 5
                               AT&T PROPRIETARY

                                  Appendix A
              AT&T Private Label Dial ISP Services Price Schedule

Netpliance/Custom Pricing (AMS)                       DSP Contract #___________


                         Table 3
---------------------------------------------------------
                           3-Year Service Period
                    -------------------------------------
                                           Local ISDN
                    Local V.34/V.90       Access Price
   Customer's         Access Price           Per B
 Hour Commitment        Per Hour        Channel Per Hour
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------
    (*****)             (*****)              (*****)
---------------------------------------------------------

The total Dial ISP Monthly Access Charge is equal to the Base Monthly Charge; there are no Monthly Surcharges for usage-based pricing.

3.   Early Termination Fee

a. For termination by AT&T under Section 2.E of the Attachment, the Dial ISP Early Termination Fee is $50,000.

b. In all other circumstances, the Dial ISP Early Termination Fee is equal to Customer's then-current commitment multiplied by the price corresponding to that commitment (for local V.34/V.90 access, in the case of an hour commitment), with the result multiplied by the number of months remaining in the Service Period after the effective date of termination, and that result multiplied by one-quarter.

________________________________________________________________________________
END_____________________________________________________________________________


[*****=information that has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.]



                                 Page 5 of 5
                               AT&T PROPRIETARY

Appendix B

             AT&T Private Label Dial ISP Implementation Checklist

Netpliance/Custom Pricing (AMS)                         DISP Contract #_________


[_]
    Concept/Requirements Phase
------------------------------

a.   Project Kick-off
     ----------------
 .    Received Signed Contract
 .    DNAE Orders Dedicated Line (Circuit ID _________/ Due Date ______________)
 .    Account ID Created
 .    Service Administrator (SA) IDs Created
 .    Project Manager Assigned
 .    Pre-Concept Filter/Project Tracking Tool Entries Created
 .    Technical Account Manager (TAM) Assigned
 .    Project Team Kickoff Meeting
 .    Customer Kickoff Meeting

b.   Requirements Development
     ------------------------
 .    DISP 12 Month Forecast Received from Customer
 .    DISP Authentication Process Document given to Customer
 .    Identify Billing Requirements
 .    Identify Service Reporting Specs
 .    Network Operations Center (NOC) Procedure Document given to Customer
 .    Data Configuration Questionnaire given to Customer
 .    Receive Customer Network Design Document from Customer
 .    Project Requirements - Customer Sign-off received
 .    Project Plan Developed

[_]
    Development Phase
---------------------
     .    AT&T Capacity/ Planning to analyze Forecast Data
     .    Develop Billing Reports
     .    Develop BA/T (Billing) Reports
     .    Standard Reports Setup
     .    Enable E-mail Notification of Phone Number Changes
     .    Profile Custnotes
     .    Dedicated Line Installation Complete
     .    Define Customer's RADIUS Server to Service Manager
     .    Create Model AA-MDL
     .    Define Logon String Rules
     .    Define Domain Name Server (DNS) Addresses
     .    Define SMTP Addresses
     .    Create Fenced Registration List (Optional)
     .    Define Dynamic Filter Lists (Optional)
     .    Profile Account / SA IDs to access Help desk web interface

[_]
    Qualify Phase
-----------------
 .    Perform Pilot Enablement Testing
 .    Perform Production Enablement Testing
 .    Review signed NOC Agreement / Help Desk Web Site walk thru

[_]
    Installations/Launch Phase
------------------------------
 .    Implementation Completion Date Notification to Customer
 .    Lifecycle Transition / To TAM
 .    Lifecycle Transition / To NOC Support
 .    Project Close Out Documentation

[_]
    Implementation Completion Date      /    /    /
--------------------------------------------------

                                 Page 6 of 5
                               AT&T PROPRIETARY

                                                       DISP Contract #__________

AT&T Private Label Dial ISP Term Sheet:

Price Schedule Information:

____  Per-user
  __________  Commitment level
  __________  Price per user

_____ Usage-based
  __________  Commitment level
  __________  Local Access Price
  __________  ISDN Access Price

Please summarize below ANY modifications to the Standard Terms listed in Appendix A for Dial ISP Services:

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

                                 Page 1 of 1
                     This Page for AT&T Internal Use Only
                  This is not part of the DIAL ISP Attachment